SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

Edgetech Services, Inc.

(Name of Registrant As Specified In Its Charter)

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EDGETECH SERVICES, INC.

18 Wynford Drive, Suite 615 Toronto, Ontario

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THERE UNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Toronto, Ontario

May 10, 2005

This information statement has been mailed on or about May 10, 2005 to the stockholders of record on April 4, 2005 (the “Record Date”) of Edgetech Services, Inc., a Nevada corporation (the "Company") in connection with certain actions to be taken by the written consent by the stockholders holding a majority of the capital stock of the Company, dated as of April 4, 2005.  The actions to be taken pursuant to the written consent shall be taken on or about May 30, 2005, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Sang Ho Kim

Sang Ho Kim

President

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING CAPITAL STOCK IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED APRIL 4, 2005

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of stockholders holding a majority of the outstanding capital stock of the Company dated April 4, 2005, in lieu of a special meeting of the stockholders.  Such action will be taken on or about May 30, 2005:

1.

To Amend the Company's Articles of Incorporation, as amended, to increase the number of authorized common stock, par value $.001 per share (the “Common Stock”), of the Company from 150,000,000 to 600,000,000.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 150,000,000 shares of Common Stock, of which 67,493,450 shares were issued and outstanding as of the Record Date, and 25,000,000 shares of preferred stock of which no shares were issued and outstanding as of the Record Date.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders.  However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated April 4, 2005; and having sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with this Information Statement.  Tae Ho Kim holds 16,825,769 shares of common stock and Sang Ho Kim holds 17,358,231 shares of common stock.  Combined, they hold 34,184,000 votes out of a total of 67,493,450 possible votes on each matter submitted to the stockholders   The Majority Stockholders are the stockholders who will have voted in favor of the foregoing proposals by resolution dated April 4, 2005.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the actions contemplated herein will be effected on or about the close of business on May 30, 2005.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to the Corporation Code of the State of Nevada.

Interests of Certain Persons in or Opposition to Matters to be Acted Upon

No officer or director will receive any direct or indirect benefit from the Company’s proposed amendments.  No officer or director or any person has notified the Company that it intends to oppose the Company’s amendments to its Articles of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date of this Information Statement, the number of and percent of the Company's common stock beneficially owned by all directors and nominees, naming them,

  our executive officers,

  our directors and executive officers as a group, without naming them, and persons or groups known by us to own beneficially 5% or more of our Common Stock:

            The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on the date of this Information Statement, and all shares of our common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of the date of this Information Statement.  Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our capital stock owned by them.

Name and address of owner	Title of Class	Capacity with Company	Number of Shares Beneficially Owned (1)	Percentage of Class
Tae Ho Kim	Common Stock	CEO	17,375,769 (2)	24.6
Sang Ho Kim	Common Stock	President and CFO	17,908,231 (3)	25.3
Frederick M. Fulcher	Common Stock	Director	438,692 (4)	*
Donald R. George	Common Stock	Director	246,231 (4)	*
All directors and Named Executive Officers as a group (4 persons)	Common Stock		35,968,923	50.8

* less than 1%

(1) Based on 70,425,950 shares of common stock outstanding as of the date of this Information Statement, except that shares of common stock underlying options or warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants.

(2)  Includes 150,000 stock options at $0.30 per common share that vested on November 1, 2003; and 150,000 stock options at $0.35 per common share that vested on November 1, 2004. Does not include 150,000 stock options at $0.40 per common share that vest on November 1, 2005.

(3)  Includes 150,000 stock options at $0.30 per common share that vested on November 1, 2003; 150,000 stock options at $0.35 per common share that vested on November 1, 2004. Does not include 150,000 stock options at $0.40 per common share that vest on November 1, 2005.

(4)  These individuals do not have any stock options or warrants.

AMENDMENTS TO THE ARTICLES OF INCORPORATION

On April 4, 2005, the stockholders holding a majority of the capital stock of the Company approved an amendment to the Company’s Articles of Incorporation, as amended to increase the number of authorized shares of Common Stock from 150,000,000 to 600,000,000.  The Board believes that the increase in authorized common shares would provide the Company with greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock.  However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of 67,493,450 shares of the Company's currently authorized 150,000,000 shares of Common Stock are issued and outstanding.  The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders.  Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences.  Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.  The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

            Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

Where You Can Find More Information About the Company

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

 By Order of the Board of Directors,

 /s/ Sang Ho Kim

Sang Ho Kim

President

Toronto, Ontario

May 10, 2005

EXHIBIT A

CERTIFICATE OF AMENDMENT

TO AMENDMENT OF

ARTICLES OF INCORPORATION

OF

EDGETECH SERVICES, INC.

The undersigned, being the President of EDGETECH SERVICES, INC., a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the said corporation as follows:

1.

The articles of incorporation of the Corporation are hereby amended by replacing the first sentence of Article Fourth, with the following:

“FOURTH.  The amount of the total authorized capital stock of the corporation shall be Six Hundred Million (600,000,000) shares of Common Stock, par value $0.001, and Twenty Five Million (25,000,000) shares of Preferred Stock, $0.001 par value, and the designations, preferences, limitations and relative rights of the shares of each such class are as follows:”

2.

The amendment of the articles of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and a majority of the Corporation’s stockholders in accordance with the provisions of Section 78.320 of the General Corporation Law of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Sang Ho Kim, its President, this __ day of May, 2005.

EDGETECH SERVICES, INC.

By:_______________________________

Sang Ho Kim, President